ROBERTSON STEPHENS MUTUAL FUNDS
The Partners Fund
Annual Report
December 31, 1996

PARTNERS FUND

[GRAPHIC]

The Partners Fund ANNUAL REPORT

FUND PHILOSOPHY


The Partners Fund seeks to achieve long-term capital growth by investing primarily in equity securities of U.S. small-cap companies using a value methodology combining Graham & Dodd balance sheet analysis with cash flow analysis.


CONTENTS

Fund Highlights  1
Report to Shareholders  2
Fund Performance  8
Portfolio Summary  9
Schedule of Investments  10
Statement of Assets and Liabilities  13
Statement of Operations  14
Statement of Changes in Net Assets  15
Financial Highlights  16
Notes to Financial Statements  17
Report of Independent Accountants  23
Administration  24

FUND HIGHLIGHTS


PERFORMANCE
The Partners Fund was up 5.71% for the fourth quarter, and 43.15% for the year ending December 31, 1996. (See Fund Performance on page 8.)


FUND OF THE YEAR
We are very pleased and honored to have been selected by MUTUAL FUNDS MAGAZINE as "Fund of the Year" for 1996. This award is based on the fund with the highest risk-adjusted rate of return out of 2,741 equity funds.


CASH POSITION
Our largest position at the end of the year was cash. While we continue to make investments, fund inflows have been significant, and we ended the year with a 59.50% cash position. We will not let our cash position change our purchase-price discipline.


CONTRIBUTORS TO RESULTS
In 1996 our fund was positively impacted by our investments in Canadian energy and energy service companies.


ADDITIONS TO THE PORTFOLIO
During the fourth quarter of 1996 we made our first insurance company investment -- MARKEL CORPORATION (2.25% of the Fund at year-end) -- as well as an investment in AMERCO (better known as U-HAUL, 5.30%).


CLOSING OF THE FUND
In January we sent out a notice that the Partners Fund intends to close to new investors when we reach $250 million under management.

[PHOTO]

FUND MANAGER
Andrew P. Pilara, Jr.
Portfolio Manager
The Robertson Stephens Partners Fund

Dear Shareholder:


The Partners Fund was up 5.71% for the fourth quarter, and 43.15% for the year ending December 31, 1996. For the same periods, the Russell 2000 Value Index was up 10.06% and 21.37%. (See Fund Performance on page 8.)

We are very pleased and honored to have been selected by MUTUAL FUNDS MAGAZINE as "Fund of the Year" for 1996. This award is based on the fund with the highest risk-adjusted rate of return out of 2,741 equity funds. So while we did not have the highest return for the year, when all returns were adjusted for a risk factor, we came out on top. We will always strive to give you the best risk-adjusted rate of return. You should not expect us to be the number-one fund in absolute performance in any year. We just will not assume the risk to be a candidate for that award.

Our largest position at the end of the year was cash. While we continue to make investments, fund inflows have been significant, and we ended the year with a 59.50% cash position. We will not let our cash position change our purchase-price discipline. We will accept the criticism of being too conservative versus having to

"IN OUR CASH FLOW VALUE METHODOLOGY, RATE-OF-RETURN ANALYSIS PRECEDES GROWTH RATE CONSIDERATIONS."

tell you we lost money because we stretched to buy stocks when we had a large cash position.

In most mutual fund evaluation studies, The Partners Fund is included in the small-cap-growth sector with the emerging growth funds. This is incorrect -- we are a small-cap-value fund. You will not see the "high-flying," high-potential growth companies in our portfolio. We own no technology or biotech companies. This is not an investment discipline within my core competency. In our cash flow value methodology, rate-of-return analysis precedes growth rate considerations. Our risk-reward parameters will be lower than those of emerging growth investors. I would therefore expect the risk rating on our fund to be lower than mutual funds in the emerging growth category.

CONTRIBUTORS TO RESULTS

In 1996 our fund was positively impacted by our investments in Canadian energy and energy service companies. Not only were our Canadian energy companies aided by rising commodity prices, but also many were able to increase reserves at low finding and development costs. The significant increase in Canadian production company cash flows has directly influenced the increase in energy service company activity.

In addition to our positive energy results, we had good performance from CATELLUS DEVELOPMENT CORP. (0.89%), GARDNER DENVER MACHINERY (0.27%), KCI KONECRANES CORP. (0.87%), and KEVCO, INC. (2.11%). If we had any disappointment in 1996, it was with our aluminum investments. We are still waiting for aluminum demand growth to push ingot prices significantly higher. We continue to believe that aluminum demand growth will exceed supply additions over the next five years. We are therefore still very positive on aluminum, and the prospects for KAISER ALUMINUM (0.57%) and MAXXAM, INC. (1.95%).

MISSION STATEMENT


INVESTMENT PROCESS

We are very wedded to our investment process, and thought it important enough to include in our prospectus and first shareholder letter. It is the foundation of our work. The following are the seven points of our investment process (our mission statement):

- Perform fundamental research focusing on business analysis

- Observe how management allocates capital

- Strive to understand the unit economics of the business

- Key on the cash flow rate of return on capital employed

- Discern the sources and uses of cash

- Consider how management is compensated

- Ask how the stock market is pricing the entire company


INVESTMENT MANAGEMENT

G. RANDY HECHT
President
Robertson Stephens
Investment Trust
randy_hecht@rsco.com


INVESTMENT TEAM

RESEARCH
Jay Sherwood

SENIOR TRADER
Catherine O'Neill

TRADING
Christopher Beagle
Don Heidary

ADMINISTRATION
Christy Chanslor

We feel that the better we perform our process the better we will understand the investment. We believe that investors' success is in direct proportion to how well they understand the investment.

INVESTING IN INSURANCE

Over the years we have watched Warren Buffett create value through the insurance operations of Berkshire Hathaway. We have seen him grow the insurance company float (policyholder funds) from $17 million in 1967 to $7 billion. Buffett mentioned at this year's Berkshire annual meeting, "In the 29 years we've been in the insurance business at Berkshire, it appears that our float hasn't cost us anything on average." Not only has he grown the float, but his underwriting profitability provided the funds at zero cost. It sure beats the banking business! A good insurance company is really a growing annuity stream financed with "free capital."

When performing our insurance company due diligence we look for the following factors:

- "The Fuel" -- a profitable and growing underwriting function (on a cash basis).

- "The Engine" -- an investment portfolio that significantly exceeds the company shareholders' equity (assuming reasonable debt levels).

- "The Economic Value Added" -- we would expect the above two points to result in good shareholder equity growth.

ADDITIONS TO THE PORTFOLIO

During the fourth quarter of 1996 we made our first insurance investment -- MARKEL CORPORATION (2.25%). MARKEL markets and underwrites specialty insurance products and programs to a variety of niche markets. Its corporate goals to build shareholder value

"THE YEAR 1996 WAS VERY GOOD FOR THE PARTNERS FUND. IN SUCH GOOD TIMES WE MUST NOT LOSE SIGHT OF (OR ALTER) OUR LONG-TERM RETURN OBJECTIVE."

are quite simple -- to earn consistent underwriting profits and produce superior investment returns. It certainly meets our insurance company hurdle rate:

- "The Fuel" -- nine out of the last 10 years (1986-1995), it has had a combined ratio below 100 (profitable underwriting).

- "The Engine" -- a $1.13 billion investment portfolio with $268.0 million in shareholder equity (1996).

- A 10-year (1986-1995) annual compounded growth in shareholder equity of 41%.

Markel has achieved these results with good reserving practices. For the last ten years (1986-1995), the company has had a minor reserve redundancy or over-accrual. The management team, led by Vice-Chairman Steve Markel, has created tremendous shareholder value in the last ten years. We are pleased to be one of the company's shareholders. We would certainly like to find other insurance investments like Markel. Please write or call us if you know of an insurance company that meets our "three factor" test.

Another stock we purchased during the fourth quarter was AMERCO (5.30%) -- the U-Haul company. It is not very often that our value fund can buy a franchise name like U-Haul. With more outlets in the United States than McDonald's, the company dominates the truck rental business. Looking forward, we expect industry pricing to better reflect the oligopolistic nature of the business. Since the company has 87,000 trucks and 88,000 trailers, we expect better utilization and better pricing to have a leveraged impact on the bottom line. Besides being number one in truck rental, U-Haul is number two in public storage. It owns 18.9 million square feet of public storage space. We believe the company's "business value" significantly exceeds the current stock market price.

CLOSING OF THE FUND

In January we sent out a notice that the Partners Fund intends to close to new investors when we reach $250 million under management. Existing shareholders will still be able to add to their investment in the Fund. In this way we will be able to retain the integrity of our small-cap investment charter. We do not want the Fund's size to dictate a migration from its small-cap mandate. We will not always be able to deliver you top-decile performance, but we can deliver you the integrity of our process.

The year 1996 was very good for the Partners Fund. In such good times we must not lose sight of (or alter) our long-term return objective. The risks become too high when we let the score dictate how we play the game. We maintain our long-term goal of a 15% annual rate of return. We will be very pleased if we reach that objective over the next five years. We have been spoiled by the stock market returns in the last five years. We must lower the bar of expectations.

Thank you for your support and trust. It is our hope that we can build a profitable, long-term relationship.

Sincerely,


/s/ Andrew P. Pilara

ANDREW P. PILARA, JR.
Portfolio Manager
February 11, 1997

TO HEAR MY ONGOING THOUGHTS ON THE FUND, CALL OUR 24-HOUR HOTLINE AT 1-800-766-3863.

FUND PERFORMANCE


Results of a hypothetical $10,000 investment in The Robertson Stephens Partners Fund, the S&P 500 Index(1), and the Russell 2000 Value Index(2) IF INVESTED ON JULY 12, 1995(3)

[GRAPH]

CUMULATIVE TOTAL RETURNS


                                                                              PARTNERS             S&P 500        RUSSELL 2000
FOR THE PERIOD ENDED 12/31/96                                                     FUND              INDEX(1)       VALUE INDEX(2)
---------------------------------------------------------------------------------------------------------------------------------

Since inception (7/12/95)3                                                       48.73%             36.72%               31.55%
--------------------------------------------------------------------------------------------------------------------------------


AVERAGE ANNUAL TOTAL RETURNS


                                                                              PARTNERS             S&P 500        RUSSELL 2000
FOR THE PERIOD ENDED 12/31/96                                                    FUND              INDEX(1)       VALUE INDEX(2)
---------------------------------------------------------------------------------------------------------------------------------

One Year                                                                         43.15%             22.99%               21.37%
--------------------------------------------------------------------------------------------------------------------------------
Since inception (7/12/95)(3)                                                     30.91%             23.64%               20.45%
--------------------------------------------------------------------------------------------------------------------------------


(1) The Standard & Poor's Composite Index of 500 Stocks ("S&P 500 Index") is a widely recognized, unmanaged index of market activity based on the aggregate performance of a selected portfolio of publicly traded stocks. It is widely recognized as representative of the stock market in general. Investment results assume the reinvestment of dividends paid on the stocks constituting the index.

(2) The Russell 2000 Value Index is a market capitalization-weighted index composed of 2,000 U.S. companies with a less-than-average growth orientation and market capitalizations ranging from $40 million to $450 million. Investment results assume the reinvestment of dividends paid on the stocks constituting the index. You cannot invest in an index.

(3)  Date that the Fund's shares were first offered to the public.


     Investors should realize that all performance data presented is based upon past performance during limited periods of time, and that past performance is no guarantee of future performance. Investors should also realize that both investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The correlation of performance between an unmanaged index and this Fund is not usually exact.

     International investing can involve greater currency fluctuations and less political and economic stability. Investing in smaller companies can involve more volatility, less liquidity, and less publicly available information. Investing in a more limited number of issuers and sectors can be subject to greater market fluctuation. Options and futures may not be perfectly correlated to the underlying index or security.

PORTFOLIO SUMMARY
AS OF DECEMBER 31, 1996

[CHART]

Other/Other Liabilities 0.6%
Cash/Cash Equivalents 59.5%
Closed-End Funds 0.8%
Real Estate 0.9%
Manufacturing 1.2%
Consumer/Business Services 1.7%
Aluminum 2.5%
Insurance 2.7%
Distribution 3.5%
Construction/Infrastructure 5.7%
Transportation Equip./Services 6.5%
Energy Services 7.1%
Energy 7.3%

TOP TEN HOLDINGS


1.
AMERCO, INC.
Provides rental trucks, trailers, and other rental items through 1,000 company-owned U-Haul centers and more than 13,000 independent dealers in North America.

2.
USX-DELHI GROUP, INC.
Purchases, gathers, processes, transports, and markets natural gas.

3.
TEXAS INDUSTRIES, INC.
Produces steel and cement products for the construction and manufacturing industries.

4.
MARKEL CORPORATION
Markets and underwrites specialty insurance products and programs.

5.
KEVCO, INC.
Distributes building products to the manufactured housing and recreational vehicle industries in the United States.

6.
MAXXAM, INC.
A large resource holding company with majority ownership and control of Kaiser Aluminum and Pacific Lumber, plus numerous real estate assets.

7.
SUNSOURCE, LP, CLASS B
Distributes industrial maintenance, fluid power, and glass products in the United States.

8.
DAILEY PETROLEUM SERVICES CORPORATION
Provides directional drilling services, and designs, manufactures, and rents technologically advanced drilling tools.

9.
GIANT CEMENT HOLDING, INC.
Makes portland and masonry cements and related aggregates.

10.
COMPUTALOG, LTD.
Offers oil and gas services to companies in Canada, the United States, and Venezuela.

SCHEDULE OF INVESTMENTS


DECEMBER 31, 1996                                                     FOREIGN CURRENCY(2)           SHARES               VALUE
------------------------------------------------------------------------------------------------------------------------------

COMMON STOCKS
------------------------------------------------------------------------------------------------------------------------------
Aluminum - 2.5%
Kaiser Aluminum Corporation                                                                        62,500          $  726,563
MAXXAM, Inc.                                                                                       52,100           2,481,262
------------------------------------------------------------------------------------------------------------------------------
                                                                                                                    3,207,825
------------------------------------------------------------------------------------------------------------------------------
AUTOMOBILE PARTS/EQUIPMENT - 0.4%
Wescast Industries, Inc., Class A(1)                                                               20,000             470,312
------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      470,312
------------------------------------------------------------------------------------------------------------------------------
CLOSED-END FUNDS - 0.8%
Cathay Investment Fund, Ltd.(1)                                                   HKD             755,000             976,146
------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      976,146
------------------------------------------------------------------------------------------------------------------------------
CONSTRUCTION/INFRASTRUCTURE - 5.7%
American Buildings Company                                                                         35,000             835,625
Giant Cement Holding, Inc.                                                                         82,200           1,325,475
KCI Konecranes International Corporation                                          FIM              35,000           1,103,261
Martin Marietta Materials, Inc.(1)                                                                 43,516           1,011,747
Texas Industries, Inc.(1)                                                                          60,000           3,037,500
------------------------------------------------------------------------------------------------------------------------------
                                                                                                                    7,313,608
------------------------------------------------------------------------------------------------------------------------------
CONSUMER/BUSINESS SERVICES - 1.7%
Dun & Bradstreet Corporation(1)                                                                    50,000           1,187,500
GC Companies, Inc.                                                                                 30,000           1,038,750
------------------------------------------------------------------------------------------------------------------------------
                                                                                                                    2,226,250
------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTION - 3.5%
Kevco, Inc.                                                                                       192,000           2,688,000
SunSource LP, Class B(1)                                                                          435,500           1,796,437
------------------------------------------------------------------------------------------------------------------------------
                                                                                                                    4,484,437
------------------------------------------------------------------------------------------------------------------------------
ENERGY - 7.3%
Alliance Energy, Inc., Restricted(3)(4)                                           CAD           1,000,000             319,689
Aztec Resources, Ltd.                                                             CAD             329,800             674,388
Basin Exploration, Inc.                                                           CAD              62,500             390,625
Best Pacific Resources, Ltd., Restricted(3)(4)                                    CAD           1,400,000           1,191,630
Calahoo Petroleum, Ltd.                                                           CAD           1,271,000             788,979
Canadian Conquest Exploration, Inc.                                               CAD             646,300           1,156,383
Discovery West Corporation                                                        CAD             353,800             620,112
New Cache Petroleums, Ltd.                                                        CAD              46,200             263,171
Nugas, Ltd.                                                                       CAD             189,500             332,140
Ocelot Energy, Inc., Class B                                                      CAD             136,200             870,335
Oiltec Resources, Ltd., Restricted(3)(4)                                          CAD             770,000             885,671
Olympia Energy, Inc., Class A                                                     CAD             125,000              57,511


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


10

DECEMBER 31, 1996                                                     FOREIGN CURRENCY(2)           SHARES               VALUE
------------------------------------------------------------------------------------------------------------------------------

ENERGY - CONTINUED
Paragon Petroleum, Ltd.                                                           CAD              99,600          $  232,761
Place Resources Corporation, Class A                                              CAD             380,000             557,803
Titan Exploration, Inc.                                                                            84,000           1,008,000
------------------------------------------------------------------------------------------------------------------------------
                                                                                                                    9,349,198
------------------------------------------------------------------------------------------------------------------------------
ENERGY SERVICES - 7.1%
Bowridge Corporation                                                              CAD             700,000             444,753
Computalog, Ltd.                                                                  CAD             111,400           1,220,332
Dailey Petroleum Services Corporation                                                             150,000           1,575,000
Enerflex Systems, Ltd.(1)                                                         CAD              31,600             773,096
MarkWest Hydrocarbon, Inc.                                                                         70,000           1,085,000
NQL Drilling Tools, Inc., Class A                                                 CAD             134,600             469,375
USX-Delhi Group(1)                                                                                220,900           3,506,787
------------------------------------------------------------------------------------------------------------------------------
                                                                                                                    9,074,343
------------------------------------------------------------------------------------------------------------------------------
HOLDING COMPANIES, DIVERSIFIED - 0.5%
Valhi, Inc.(1)                                                                                    102,700             654,712
------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      654,712
------------------------------------------------------------------------------------------------------------------------------
INSURANCE - 2.7%
Foremost Corporation of America(1)                                                                 10,000             600,000
Markel Corporation                                                                                 31,800           2,862,000
------------------------------------------------------------------------------------------------------------------------------
                                                                                                                    3,462,000
------------------------------------------------------------------------------------------------------------------------------
MANUFACTURING - 1.2%
Gardner Denver Machinery, Inc.                                                                     10,000             342,500
TB Wood's Corporation(1)                                                                          110,900           1,192,175
------------------------------------------------------------------------------------------------------------------------------
                                                                                                                    1,534,675
------------------------------------------------------------------------------------------------------------------------------
REAL ESTATE - 0.9%
Catellus Development Corporation                                                                  100,000           1,137,500
------------------------------------------------------------------------------------------------------------------------------
                                                                                                                    1,137,500
------------------------------------------------------------------------------------------------------------------------------
TRANSPORTATION EQUIPMENT/SERVICES - 6.5%
AMERCO, Inc.                                                                                      192,800           6,748,000
Harper Group, Inc.(1)                                                                              20,000             475,000
Pittston Burlington Group(1)                                                                       50,000           1,000,000
------------------------------------------------------------------------------------------------------------------------------
                                                                                                                    8,223,000
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
OTHER COMMON STOCK - 1.1%                                                                                           1,361,254
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
TOTAL COMMON STOCK - 41.9%  (COST: $46,398,287)                                                                    53,475,260
------------------------------------------------------------------------------------------------------------------------------


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


                                                                             11

SCHEDULE OF INVESTMENTS (CONTINUED)

DECEMBER 31, 1996                                                     FOREIGN                  WARRANTS        VALUE
------------------------------------------------------------------------------------------------------------------------------

WARRANTS
------------------------------------------------------------------------------------------------------------------------------
Alliance Energy, Inc., 1/2 Warrants, Strike CAD 0.45,
 Expire 12/19/97(3)(4)(5)                                                         CAD           1,000,000          $  134,591
Calahoo Petroleum, Ltd., 3/4 Warrants, Strike CAD 0.65,
 Expire 6/28/97(3)(5)                                                             CAD             630,000             147,530
Oiltec Resources Ltd., Warrants, Strike CAD 1.75,
 Expire 11/18/97(3)(4)(5)                                                         CAD             770,000             172,260
------------------------------------------------------------------------------------------------------------------------------
TOTAL WARRANTS - 0.4% (Cost: $330,266)                                                                                454,381

------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS - 42.3% (Cost: $46,728,553)                                                                      53,929,641
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
CASH AND CASH EQUIVALENTS
------------------------------------------------------------------------------------------------------------------------------
Cash                                                                                                                   92,012
FNMA Discount Note, 5.50%, due 1/8/97, $55,100,000 par value                                                       55,041,074
Repurchase Agreement
       State Street Bank and Trust Company, 5.00%, dated 12/31/96, due 1/2/97, maturity value $20,563,711 (collateralized by
       $14,430,000 par value U.S. Treasury Note, 10.625%, due 8/15/15)                                             20,558,000
------------------------------------------------------------------------------------------------------------------------------

TOTAL CASH AND CASH EQUIVALENTS - 59.5%                                                                            75,691,086

------------------------------------------------------------------------------------------------------------------------------
OTHER LIABILITIES, NET - (1.8)%                                                                                    (2,353,188)
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS - 100.0%                                                                                      $  127,267,539
------------------------------------------------------------------------------------------------------------------------------


(1)  Income-producing security.

(2) Foreign-denominated security; CAD - Canadian Dollar, FIM - Finnish Markka, HKD - Hong Kong Dollar.

(3)  Fair-value security. See 1.a. in Notes to Financial Statements.

(4)  Restricted security. See 4.d. in Notes to Financial Statements.

(5)  See 4.e. in Notes to Financial Statements.


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

STATEMENT OF ASSETS AND LIABILITIES



DECEMBER 31, 1996
-----------------------------------------------------------------------------------------------------------------------------

ASSETS
-----------------------------------------------------------------------------------------------------------------------------
Investments, at value (Cost: $46,728,553)                                                                      $   53,929,641
Cash and cash equivalents                                                                                          75,691,086
Receivable for investments sold                                                                                        20,695
Receivable for fund shares subscribed                                                                               2,180,227
Dividends/interest receivable                                                                                           5,313
-----------------------------------------------------------------------------------------------------------------------------
TOTAL ASSETS                                                                                                      131,826,962

-----------------------------------------------------------------------------------------------------------------------------
LIABILITIES
-----------------------------------------------------------------------------------------------------------------------------
Payable for investments purchased                                                                                   3,474,508
Payable for fund shares redeemed                                                                                      839,032
Payable to adviser                                                                                                    127,868
Accrued expenses                                                                                                       92,441
Payable to distributor                                                                                                 25,574

-----------------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES                                                                                                   4,559,423

-----------------------------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS                                                                                               $  127,267,539
-----------------------------------------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
Paid-in capital                                                                                                   118,919,073
Accumulated net realized gain from investments                                                                      1,147,378
Net unrealized appreciation on investments                                                                          7,201,088

-----------------------------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS                                                                                               $  127,267,539
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
PRICING OF SHARES:                                                                                             $        14.60
    Net Asset Value, offering and redemption price per share
    (net assets of $127,267,539 applicable to 8,719,430 shares of beneficial interest outstanding with no par value)
-----------------------------------------------------------------------------------------------------------------------------


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

STATEMENT OF OPERATIONS



FOR THE YEAR ENDED DECEMBER 31, 1996
-----------------------------------------------------------------------------------------------------------------------------

INVESTMENT INCOME
-----------------------------------------------------------------------------------------------------------------------------
Interest                                                                                                         $  1,098,909
Dividends (net of foreign withholding tax of $1,796)                                                                   97,778
-----------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                                                                             1,196,687

-----------------------------------------------------------------------------------------------------------------------------
EXPENSES
-----------------------------------------------------------------------------------------------------------------------------
Investment advisory fees                                                                                              514,459
Custodian and transfer agent fees                                                                                     114,216
Distribution fees                                                                                                     102,892
Professional fees                                                                                                      73,353
Registration and filing fees                                                                                           35,666
Shareholder reports                                                                                                    31,008
Trustees' fees and expenses                                                                                            22,326
Insurance                                                                                                                  57
-----------------------------------------------------------------------------------------------------------------------------
Total Expenses                                                                                                        893,977
Less: Expense waiver by adviser                                                                                       (91,703)
-----------------------------------------------------------------------------------------------------------------------------
TOTAL EXPENSES, NET                                                                                                   802,274

-----------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                                                                 394,413
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
REALIZED GAIN/(LOSS) AND UNREALIZED APPRECIATION/(DEPRECIATION) ON INVESTMENTS AND OPTIONS
Net realized gain from investments                                                                                  2,839,236
Net change in unrealized appreciation on investments                                                                7,025,108
-----------------------------------------------------------------------------------------------------------------------------
TOTAL NET REALIZED GAIN AND UNREALIZED APPRECIATION ON INVESTMENTS                                                  9,864,344

-----------------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                            $  10,258,757
-----------------------------------------------------------------------------------------------------------------------------


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

STATEMENT OF CHANGES IN NET ASSETS

                                                                                                   FOR THE             FOR THE
                                                                                                YEAR ENDED        PERIOD ENDED
                                                                                                  12/31/96            12/31/95(1)
---------------------------------------------------------------------------------------------------------------------------------

OPERATIONS
--------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                                        $    394,413         $    46,395
Net realized gain from investments                                                              2,839,236               9,082
Net change in unrealized appreciation on investments                                            7,025,108             175,980
--------------------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                           10,258,757             231,457

--------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
--------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                                            (480,663)                  -
Realized gains on investments                                                                  (1,700,940)                  -
--------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                                                            (2,181,603)                  -

--------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
--------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from capital share transactions                          111,710,041           7,248,887
--------------------------------------------------------------------------------------------------------------------------------
TOTAL CAPITAL SHARE TRANSACTIONS                                                              111,710,041           7,248,887

--------------------------------------------------------------------------------------------------------------------------------
TOTAL INCREASE IN NET ASSETS                                                                  119,787,195           7,480,344
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
NET ASSETS
--------------------------------------------------------------------------------------------------------------------------------
Beginning of period                                                                             7,480,344                   -
End of period                                                                              $  127,267,539        $  7,480,344
--------------------------------------------------------------------------------------------------------------------------------



(1)  The Fund commenced operations on July 12, 1995.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS


                                                                                                   FOR THE             FOR THE
FOR A SHARE OUTSTANDING                                                                         YEAR ENDED        PERIOD ENDED
THROUGHOUT EACH PERIOD:                                                                           12/31/96            12/31/95(1)
---------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                                                         $      10.39        $      10.00
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                                                0.13                0.06
Net realized gain and net change in unrealized appreciation on investments                           4.36                0.33
--------------------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                 4.49                0.39

--------------------------------------------------------------------------------------------------------------------------------
Distributions from net investment income                                                            (0.06)                  -
Distributions from realized gains on investments                                                    (0.22)                  -
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                                             $        14.60        $      10.39
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                                                        43.15%               3.90%
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------------------------------------
Net Assets, end of period                                                                  $  127,267,539        $  7,480,344
Ratio of Expenses to Average Net Assets                                                              1.93%(2)            2.41%(2)
Ratio of Net Investment Income to Average Net Assets                                                 0.95%(2)            1.34%(2)
Portfolio Turnover Rate                                                                               101%                 71%
Average Commission Rate Paid(4)                                                            $       0.0216                   -
--------------------------------------------------------------------------------------------------------------------------------


(1)  The Fund commenced operations on July 12, 1995.

(2) If the Fund had paid all of its expenses and there had been no reimbursement by the Adviser, the ratio of expenses to average net assets for the year ended December 31, 1996, and for the period ended December 31, 1995, would have been 2.15% and 5.12%, respectively, and the ratio of net investment income/(loss) to average net assets would have been 0.73% and (1.37)%, respectively.

(3) Ratios, except for total return and portfolio turnover rate, have been annualized.

(4) A fund is required to disclose its average commission rate per share for security trades on which a commission is charged. This amount may vary from fund to fund and period to period depending on the mix of trades executed in various markets where trading practices and commission rate structures may differ. This rate generally does not reflect markups, markdowns or spreads on shares traded on a principle basis, if any.

     Per-share data has been determined by using the average number of shares outstanding throughout the period. Distributions reflect actual per-share amounts distributed for the year.


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS

The Robertson Stephens Partners Fund (the "Fund") is a series of the Robertson Stephens Investment Trust (the "Trust"), a Massachusetts business trust organized on May 11, 1987. The Fund is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a non-diversified, open-end management investment company. The Fund became effective to offer shares to the public on July 12, 1995. The Trust offers eleven series of shares -- The Robertson Stephens Emerging Growth Fund, The Robertson Stephens Value + Growth Fund, The Contrarian Fund-TM-, The Robertson Stephens Developing Countries Fund, The Robertson Stephens Growth & Income Fund, The Robertson Stephens Partners Fund, The Information Age Fund-TM-, The Robertson Stephens Global Natural Resources Fund, and The Robertson Stephens Global Low-Priced Stock Fund, The Robertson Stephens Diversified Growth Fund, and The Robertson Stephens MicroCap Growth Fund. The assets for each series are segregated and accounted for separately.

NOTE 1    SIGNIFICANT ACCOUNTING POLICIES:

The following policies are in conformity with generally accepted accounting principles.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a.   INVESTMENT VALUATIONS:

Marketable securities are valued at the last sale price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the mean between the closing bid and asked prices. Short-term investments that will mature in 60 days or less are stated at amortized cost, which approximates market value. Foreign securities prices are generally denominated in foreign currencies. The currencies are translated into U.S. dollars by using the exchange rates quoted at the close of The London Stock Exchange prior to when the Fund's net asset value is next determined. At December 31, 1996, 94.7% of the Fund's portfolio was valued in this manner.

Securities for which market quotations are not readily available are valued at their fair value as determined in accordance with the guidelines and procedures adopted by the Fund's Board of Trustees. The guidelines and procedures use all available resources, including quotations from market-makers and fundamental valuation methods which include, but are not limited to, the analysis of: the effect of any restrictions on the sale of the security, product development and trends of the security's issuer, changes in the industry and other competing companies, significant changes in the issuer's financial position, and any other event which would have a significant impact on the value of a security. At December 31, 1996, 5.3% of the Fund's portfolio was valued using these guidelines and procedures.

b.   REPURCHASE AGREEMENTS:

Repurchase agreements are fully collateralized by U.S. government securities. All collateral is held by the Fund's custodian and is monitored daily to ensure that the collateral's market value equals at least 100% of the repurchase price under the agreement. However, in the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. The Fund's policy is to limit repurchase agreement transactions to those parties deemed by the Fund's Investment Adviser to have satisfactory creditworthiness.

c.   FEDERAL INCOME TAXES:

The Fund complied with requirements of the Internal Revenue Code, qualifying as a regulated investment company. Therefore, the Fund is not subject to income tax, and no provision for such tax was made.

d.   SECURITIES TRANSACTIONS:

Securities transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses on securities transactions are determined on the basis of specific identification.

e.   FOREIGN CURRENCY TRANSLATION:

The accounting records of the Fund are maintained in U.S. dollars. Investment securities and all other assets and liabilities of the Fund denominated in a foreign currency are translated into U.S. dollars at the exchange rate each day. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the exchange rate in effect on the dates of the respective transactions. The Fund does not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

f.   INVESTMENT INCOME:

Dividend income is recorded on the ex-dividend date. Interest income is accrued and recorded daily.

g.   DISTRIBUTIONS TO SHAREHOLDERS:

Dividends to shareholders are recorded on the ex-dividend date.

h.   CAPITAL ACCOUNTS:

Due to the timing of dividend distributions and the differences in accounting for income and realized gains/(losses) for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains/(losses) were recorded by the portfolio.

NOTE 2    CAPITAL SHARES:

a. TRANSACTIONS:

The Fund has authorized an unlimited number of shares of beneficial interest with no par value. Transactions in capital shares for the year ended December 31, 1996, and for the period from July 12, 1995 (Commencement of Operations), through December 31, 1995, were as follows:


1/1/96 - 12/31/96                                   SHARES              AMOUNT
------------------------------------------------------------------------------
Shares sold                                     10,949,497      $  153,105,777
Shares reinvested                                  142,016           2,066,658
------------------------------------------------------------------------------
                                                11,091,513         155,172,435

Shares redeemed                                 (3,092,301)        (43,462,394)
------------------------------------------------------------------------------

------------------------------------------------------------------------------
Net increase                                     7,999,212      $  111,710,041
------------------------------------------------------------------------------

7/12/95 - 12/31/95                                  SHARES              AMOUNT
------------------------------------------------------------------------------
Shares sold                                        993,987       $  10,001,278
Shares reinvested                                        -                   -
------------------------------------------------------------------------------
                                                   993,987          10,001,278

------------------------------------------------------------------------------
Shares redeemed                                   (273,769)         (2,752,391)
------------------------------------------------------------------------------

------------------------------------------------------------------------------
Net increase                                       720,218        $  7,248,887
------------------------------------------------------------------------------

NOTE 3    TRANSACTIONS WITH AFFILIATES:

a. ADVISORY FEES AND EXPENSE LIMITATION:

Under the terms of an advisory agreement, which is reviewed and approved annually by the Fund's Board of Trustees, the Fund pays Robertson Stephens Investment Management, L.P. ("RSIM") an investment advisory fee calculated at an annual rate of 1.25% of the average daily net assets of the Fund. For the year ended December 31, 1996, the Fund incurred investment advisory fees of

$514,459. RSIM has voluntarily agreed to waive any annual operating expenses exceeding an annual expense ratio of 1.95%. For the year ended December 31, 1996, the Adviser agreed to waive $91,703 of its fees and other expenses.

RSIM may recoup waived or reimbursed operating expenses over the succeeding two years, subject to expense limitations then applicable to the Fund. No previous expense waivers or reimbursements of operating expenses were recouped by RSIM from the Fund during the year ended December 31, 1996.

b.   AFFILIATED PERSONS:

Certain officers and Trustees of the Fund are also Members and/or officers of Robertson, Stephens & Company Group, L.L.C. ("RS Group"), the managing member of Robertson, Stephens & Company LLC ("RS & Co."), the Fund's Distributor, and RSIM, the Fund's Adviser. G. Randy Hecht, President, Chief Executive Officer and a Trustee of the Fund, is also a Director of RSIM, a Member of RS Group, and Chief Operating Officer of RS & Co. Terry R. Otton, Chief Financial Officer of the Fund, is a Member of RS Group and Chief Financial Officer of RS & Co. John P. Rohal, a Trustee of the Fund, is a Member of RS Group and Director of Research for RS & Co. Dana K. Welch, Secretary of the Fund, is a member of RS Group and General Counsel of RS & Co. Andrew P. Pilara, Jr., Portfolio Manager, is a Member of RS Group. All affiliated and access persons, as defined in the 1940 Act, follow strict guidelines and policies on personal trading as outlined in the Fund's Code of Ethics.

c.   COMPENSATION OF TRUSTEES AND OFFICERS:

Trustees and officers of the Fund who are affiliated persons receive no compensation from the Fund. Trustees of the Fund who are not interested persons of the Trust, as defined in the 1940 Act, collectively received compensation and reimbursement of expenses of $22,326 for the year ended December 31, 1996.

d.   DISTRIBUTION FEES:

The Fund has entered into an agreement with RS & Co. for distribution services and has adopted a Plan of Distribution pursuant to Rule 12b-1 under the 1940 Act, which is approved annually by the Fund's Board of

Trustees. Under the Plan, RS & Co. is compensated for services in such capacity, including its expenses in connection with the promotion and distribution of the Fund's shares. The distribution fee is calculated at an annual rate of 0.25% of the average daily net assets of the Fund. For the year ended December 31, 1996, the Fund incurred distribution fees of $102,892.

e.   BROKERAGE COMMISSIONS:

RSIM may direct orders for investment transactions to RS & Co. as broker-dealer, subject to Fund policies as stated in the prospectus, regulatory constraints, and the ability of RS & Co. to provide competitive prices and commission rates. All investment transactions in which RS & Co. acts as a broker may only be executed on an agency basis. Subject to certain constraints, the Fund may make purchases of securities from offerings or underwritings in which RS & Co. has been retained by the issuer. For the year ended December 31, 1996, the Fund paid brokerage commissions of $680 to RS & Co., which represented 0.5% of the total commissions paid during the year.

NOTE 4    INVESTMENTS:

a.   TAX BASIS OF INVESTMENTS:

At December 31, 1996, the cost of investments for federal income tax purposes was $46,728,553. Accumulated net unrealized appreciation on investments was $7,201,088, consisting of gross unrealized appreciation and depreciation of $7,654,613 and $(453,525), respectively.

b.   INVESTMENT PURCHASES AND SALES:

For the year ended December 31, 1996, the cost of investments purchased and the proceeds from investments sold (excluding options and short-term investments) were $58,860,897 and $19,623,640, respectively.

c.   FOREIGN SECURITIES:

Foreign securities investments involve special risks and considerations not typically associated with those of U.S. origin. These risks include, but are not limited to, reevaluation of currencies, adverse political, social, and economic developments, and less reliable information about issuers. Moreover, securities of many foreign companies and markets may be less liquid and their prices more volatile than those of U.S. companies and markets.

d.   RESTRICTED SECURITIES:

A restricted security is a security which cannot be resold to the general public without prior registration under the Securities Act of 1933. If the security is subsequently registered and resold, the issuers would typically bear the expense of all registrations at no cost to the Fund. At December 31, 1996, the Fund held restricted securities with an aggregate value of $2,703,841 which represented 2.1% of the Fund's total assets. Restricted securities are valued according to the guidelines and procedures adopted by the Fund's Board of Trustees as outlined in Note 1.a., paragraph 2.


                                   SHARES      COST     VALUE        ACQUISITION
SECURITY                            (000)     (000)     (000)               DATE
--------------------------------------------------------------------------------
Alliance Energy, Inc.              1,000   $   294   $   320            12/19/96

Alliance Energy, Inc.,
     1/2 Warrants                  1,000        87       135            12/19/96

Best Pacific
     Resources, Ltd.               1,400       854     1,191            10/28/96

Oiltec Resources, Ltd.               770       805       886            11/13/96

Oiltec Resources, Ltd.,
     Warrants                        770       172       172            11/13/96
--------------------------------------------------------------------------------
                                           $ 2,212   $ 2,704
--------------------------------------------------------------------------------

e.   OPTIONS AND WARRANTS:

Options and warrants normally entitle the holder to purchase a proportionate amount of a particular class of the issuer's securities at a predetermined price during a specific period.

Options and warrants for which market quotations were not readily available were priced using the modified Black-Scholes Valuation Formula. The Black-Scholes Valuation Formula values an option or warrant by determining the differential between the exercise price of the option or warrant and the current price of the underlying stock, based on a number of factors. These factors include, but are not limited to, current price of the underlying stock, exercise price of the option or warrant, time to expiration, assumed riskless rate of interest, compounded rate of return on the stock, and the compounded rate of return on the stock, option or warrant. This valuation method is subject to frequent review and is in accordance with the guidelines and procedures adopted by the Fund's Board of Trustees.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Trustees and Shareholders of The Robertson Stephens Partners
Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Robertson Stephens Partners Fund (the "Fund") at December 31, 1996, and the results of its operations and the changes in its net assets and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1996, by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.


/s/ Price Waterhouse LLP

Price Waterhouse LLP
San Francisco, California
February 7, 1997

ADMINISTRATION

OFFICERS AND TRUSTEES
G. Randy Hecht
     President, Chief Executive Officer

Terry R. Otton
     Chief Financial Officer

Dana K. Welch
     Secretary

Leonard B. Auerbach, Trustee
     President and Chairman of Auerbach Associates, Inc.

Daniel R. Cooney, Trustee
     Former Portfolio Manager of the
     Lord Abbett Developing Growth Fund

James K. Peterson, Trustee
     Former Director of the IBM Retirement Funds

John P. Rohal, Trustee
     Managing Director and Director of Research, Robertson, Stephens & Co.

INVESTMENT ADVISER
Robertson, Stephens & Company Investment Management, L.P.
555 California Street, Suite 2600
San Francisco, CA 94104

DISTRIBUTOR
Robertson, Stephens & Company LLC
555 California Street, Suite 2600
San Francisco, CA 94104
1-800-766-3863

TRANSFER AGENT AND DISBURSING AGENT
State Street Bank & Trust Company
c/o National Financial Data Services
Kansas City, MO
1-800-272-6944

CUSTODIAN
State Street Bank & Trust Company
Boston, MA

INDEPENDENT ACCOUNTANTS
Price Waterhouse LLP
San Francisco, CA

LEGAL COUNSEL
Ropes & Gray
Boston, MA

This report is submitted for the information of shareholders of The Robertson Stephens Partners Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Published February 28, 1997

Design: Broom & Broom, Inc., San Francisco
Photography: Jerry Orabona, Bill Zemanek

THE ROBERTSON STEPHENS MUTUAL FUNDS

In addition to THE PARTNERS FUND, Robertson Stephens offers the following mutual funds:

THE CONTRARIAN FUND-TM-
A DEFENSIVE POSITION IN TODAY'S VOLATILE MARKET - Invests in attractively priced, growing companies worldwide that are out of favor or have not been discovered by institutional investors. Adheres to an independent, aggressive, and flexible investment strategy. Managed by Paul Stephens.

THE DEVELOPING COUNTRIES FUND
A PORTFOLIO OF GROWING COMPANIES IN EMERGING MARKETS - Invests primarily in publicly traded equities of developing countries, as well as in private placement emerging market equity securities. No load. Managed by Michael Hoffman.

THE DIVERSIFIED GROWTH FUND
FOCUSING ON SMALL- AND MID-CAP COMPANIES - Invests primarily in equity securities to create a portfolio broadly diversified over industries and companies. No load. Managed by John Wallace.

THE EMERGING GROWTH FUND
SEEKING TO INVEST IN AMERICA'S MOST DYNAMIC, GROWTH-ORIENTED INDUSTRIES - Invests primarily in common stocks of emerging growth companies
(predominantly technology, specialty retailing, and health care) with above-average growth potential. No load. Managed by Jim Callinan.

THE GLOBAL LOW-PRICED STOCK FUND
SEEKING OVERLOOKED AND UNDERVALUED COMPANIES - Invests in companies worldwide that are low-priced (stock prices no greater than $10 per share), have future growth potential, but are underappreciated or overlooked by other investors. No load. Managed by Hannah Sullivan.

THE GLOBAL NATURAL RESOURCES FUND
PRIMARILY FOCUSING ON ATTRACTIVE HARD ASSET COMPANIES - Invests in equities of companies engaged in the discovery, development, production, or distribution of natural resources, such as energy, metals, and forest products. No load. Managed by Andy Pilara, Jr.

THE GROWTH & INCOME FUND
SEEKING HIGH GROWTH WHILE ATTEMPTING TO MANAGE RISK - Invests primarily in small- and mid-cap company stocks, as well as convertible bonds and preferred stocks. No load. Managed by John Wallace.

THE INFORMATION AGE FUND-TM-
FOCUSING ON INVESTMENTS IN THE INFORMATION TECHNOLOGY SECTOR - Invests in a wide range of technology companies with strong fundamentals, market advantage, and growth potential, including computer hardware and software, telecommunications, and multimedia. No load. Managed by Ron Elijah.

THE MICROCAP GROWTH FUND
FOCUSING ON COMPANIES WITH MARKET CAPS OF LESS THAN $250 MILLION - Invests primarily in "micro-cap" companies with the potential for long-term capital appreciation. No load. Managed by Dave Evans.

THE VALUE + GROWTH FUND
A GROWTH FUND FOR THE LONG-TERM INVESTOR - Invests primarily in growth companies with favorable price/earnings ratios in sectors with the potential for above-average growth. No load. Managed by Ron Elijah.

Please read the prospectus to learn about the Funds' objectives, investment policies, and the special risks associated with The Robertson Stephens Mutual Funds, including international investing, investing in smaller companies, investing in a more limited number of issuers and sectors or a particular sector, short selling, using options and futures, and investing in high-yielding, lower-quality debt securities.

ROBERTSON, STEPHENS & COMPANY

BRINGING THE FUND MANAGER TO YOU

555 California Street, Suite 2600
San Francisco, California 94104

FUND NEWS & INFORMATION

ROBERTSON STEPHENS
INVESTOR SERVICES

-    Knowledgeable mutual fund representatives.

-    Automated access to daily net asset values.

-    Portfolio managers' hotline, 24 hours a day.

1-800-766-3863

ROBERTSON STEPHENS
MUTUAL FUND E-MAIL

FUNDS@RSCO.COM

ROBERTSON STEPHENS
ON THE WEB

HTTP://WWW.RSIM.COM

ROBERTSON STEPHENS
ACCOUNTLINK

-    Automated account information, 24 hours a day.

1-800-624-8025

FUND LISTINGS

The Fund is listed in THE WALL STREET JOURNAL, USA TODAY, INVESTOR'S BUSINESS DAILY, and most local newspapers as Partners under the heading Robertson Stephens. Its computer quotation symbol is RSPFX.

The views expressed in this report were those of the Fund's portfolio manager as of the date specified, and may not reflect the views of the portfolio manager on the date they are first published or at any other time thereafter. RSIM and its affiliates may buy or sell investments at any time for the Fund, their other clients or for their own accounts, and may not necessarily do so in a manner consistent with the views expressed in this report. The prices at which they buy or sell investments may be affected favorably by the contents of this report or the timing of its publication. THE VIEWS EXPRESSED IN THIS REPORT ARE INTENDED TO ASSIST SHAREHOLDERS OF THE FUND IN UNDERSTANDING THEIR INVESTMENT IN THE FUND AND DO NOT CONSTITUTE INVESTMENT ADVICE; INVESTORS SHOULD CONSULT THEIR OWN INVESTMENT PROFESSIONALS AS TO THEIR INDIVIDUAL INVESTMENT PROGRAMS.